Summary Prospectus March 31, 2014

Steben Managed Futures Strategy Fund

Class A/SKLAX                Class C/SKLCX                Class I/SKLIX                Class N/SKLNX

Before you invest, you may want to review the Steben Managed Futures Strategy Fund (Fund) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 31, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.steben.com/managed-futures/steben-managed-futures-strategy/fund-materials. You can also get this information at no cost by calling 855.775.5571 or by sending an e-mail request to info@steben.com.

Investment Objective | The Fund seeks to achieve positive, long-term absolute returns with low correlation to broad equity and fixed income market returns.

Fees and Expenses of the Fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 23 of the Prospectus.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class N
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(2)	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%	2.00%

(1)	If purchase $1 million or more and redeem within 18 months.

(2)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include the expenses of the Fund's consolidated wholly owned subsidiary (Subsidiary). Pursuant to an Operating Services Agreement with the Fund, the Fund pays Steben & Company, Inc. (Steben or Adviser) 0.50% of the Fund’s average daily net assets and Steben has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution/Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fees paid to Steben under the Operating Services Agreement may exceed the Fund’s actual ordinary operating expenses. This Operating Services Agreement may be terminated at any time by the Fund’s Board of Trustees.

Expense Example | This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$766	$1,166
Class C shares	$278	$853
Class I shares	$178	$551
Class N shares	$203	$627

Portfolio Turnover | The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not yet commenced operations as of the most recent fiscal year end, and thus, does not yet have a portfolio turnover rate.

Principal Investment Strategies | The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing directly or indirectly in:

▪	securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles (collectively, Investment Pools);

▪	swaps that have returns linked to the returns of Investment Pools managed by Trading Advisors (as defined below) using managed futures programs (Swaps); and

▪	futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts), options on futures and swaps (Derivative Instruments).

The Fund may invest in Derivative Instruments and Investment Pools directly or it may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (Subsidiary) to pursue its managed futures strategy through investments in Swaps and Derivative Investments. The principal investment strategies of the Subsidiary are the same as the principal investment strategies.

The Adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

Investments in Swaps, Investment Pools and Derivative Investments provide the Fund with exposure to managers who employ a variety of managed futures trading strategies (Trading Advisors). Such investments are not for hedging purposes. The managed futures strategies in which the Fund will seek exposure typically include the following investment styles:

▪	trend following – quantitative and other strategies are used to identify underlying market trends over various time frames in prices to seek to exploit the market’s tendency to exhibit consecutive periods of price advances and/or declines

▪	short-term systematic and discretionary trading – quantitative strategies are used in an attempt to exploit short-term price patterns in financial and commodity markets

▪	counter-trend or mean reversion strategies – quantitative and other methods are used in an attempt to forecast price reversals over various time frames

The Adviser expects the managed futures programs employed by the Trading Advisors to have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

Steben expects each Trading Advisor to implement its designated managed futures program by investing in a variety of Derivative Instruments and there are no limitations on the type of Derivative Instruments in which the Fund or a Trading Advisor may invest. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. There are no formal limitations on the markets, strategies or instruments in which the Fund or Trading Advisors may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act (CEA).

Steben Managed Futures Strategy Fund | Summary Prospectus 2

The Fund will invest in the Subsidiary to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary invests exclusively in any of the investments named above or may use a combination of such investments. Such investment exposure could far exceed the value of the Subsidiary’s portfolio and its investment performance could be primarily dependent upon investments it does not own. The Subsidiary will comply with the same asset coverage requirements under the Investment Company Act of 1940, as amended (1940 Act) with respect to its investments in Derivative Instruments that are applicable to the Fund’s transactions in derivatives. The Subsidiary is organized under the laws of the Cayman Islands.

The Fund will invest generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Adviser expects to allocate these assets to the Fund’s subadviser, who will invest primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody's Investors Service, Inc. (Moody's) of Baa3/P-3 or higher; by Standard & Poor's Ratings Group (S&P) of BBB-/A-3 or higher; or by Fitch Ratings (Fitch) of BBB-/F3 or higher; or, if unrated determined by the Adviser or the subadviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund will not maintain any particular average maturity of its fixed income investments.

The Fund’s subadviser relies on qualitative and quantitative analysis to arrive at security selection decisions. Qualitative factors provide the foundation of our internal credit rating, including size and position within the industry/sector, completeness of the business model, earnings predictability, management quality, and cost structure. Quantitative analysis focuses on financial analysis to assess financial strength and liquidity. Additionally, an important component of security selection is relative-value assessment. Key principles of the subadviser’s sell discipline are guided by predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Trading Advisor Selection. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. Trading Advisors are generally not registered under the Investment Advisers Act of 1940, as amended (Advisers Act).

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers for investment, Steben completes an investment due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate operational due diligence review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Steben Managed Futures Strategy Fund | Summary Prospectus 3

Allocation. Steben allocates the assets of the Fund and the Subsidiary among the Investment Pools, Swaps or Derivative Instruments so as to provide exposure to what Steben considers to be an appropriate mix of trading styles and managed futures investment strategies given its strategic market views. The allocations are determined at Steben’s discretion in order to attempt to achieve the investment objective of the Fund. Allocations will not necessarily be equally weighted among investments or to each Trading Advisor, and the amount allocated to any program can change over time. New managed futures programs may be added and existing ones may be removed at any time.

Monitoring. Steben monitors the performance and risk exposures of the Swaps, Investment Pools and Derivative Investments as well as the Trading Advisors. If an investment’s performance or risk deviates significantly from Steben’s expectations, Steben will review the issue with the Investment Pool or Trading Advisor. An unfavorable review could prompt Steben to reduce the allocation to the Investment Pool or the Trading Advisor’s program, or remove it altogether. However, Steben need not reduce the allocation if the outcome of the review is favorable.

Steben will also perform periodic ongoing due diligence reviews of each Investment Pool and Trading Advisor, in order to track enhancements or changes to their trading programs, as well as any significant organizational or operational developments. An unfavorable review could prompt an allocation reduction or a removal of the Investment Pool or Trading Advisor from the Fund’s portfolio.

Principal Risks | The Fund is not intended to be a complete investment program. An investment in the Fund is speculative and may involve a substantial degree of risk. The greatest risk of investing in this Fund is that you could lose money. Many factors affect the Fund’s net asset value and performance. There can be no assurances that the Fund will achieve its investment objective.

The following risks apply to the Fund’s direct investment in securities, Investment Pools and Derivative Instruments as well as the Fund’s indirect investment through the Subsidiary.

▪	Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

▪	Counterparty Risk. The Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses.

▪	Credit Risk. Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

▪	Currency Risk. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

▪	Derivative Instrument Risk. Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

Steben Managed Futures Strategy Fund | Summary Prospectus 4

▪	Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

▪	Foreign Investment Risk. Investments in instruments issued by entities based outside of the U.S. may be affected by political and economic events unique to a country or region, currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. In addition, Trading Advisors located in jurisdictions outside of the U.S. are subject to the laws of those jurisdictions.

▪	Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

▪	Interest Rate Risk. When interest rates increase, the value of the Fund’s exposure to fixed income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

▪	Investment Pool Risk. Each Investment Pool’s strategies are subject to specific risks, depending on the nature of the fund or strategy. Investments in Investment Pools may be illiquid and are not subject to the protections of the 1940 Act. Investment Pools located outside of the U.S. may custody their assets in foreign jurisdictions. Investment Pools are subject to management and other expenses, which will be indirectly paid by the Fund. Management expenses are typically 0% to 2% of an Investment Pool’s assets and may typically include additional performance-based compensation of up to 30% of profits. Such fees are based on the notional amount of the investment. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Investment Pool and may be higher than other mutual funds that invest directly in stocks and bonds. Each Investment Pool will pay performance based fees, if any, to each Trading Advisor without regard to the performance of other managers and the Investment Pool’s overall profitability. Such fees may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. Performance-based fees may be paid to each Trading Advisor of a multi-advisor Investment Pool without regard to the performance of other advisors, or the Investment Pool’s overall profitability.

▪	Leveraging Risk. Investments in Derivative Instruments may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Not only can the Fund utilize leverage directly but the Subsidiary utilizes leverage through its investment the Swaps. In addition, the Investment Pools will be highly leveraged. Trading Advisors may engage in speculative transactions which involve substantial risk and leverage, such as making short sales.

▪	Liquidity Risk. Liquidity risk exists when particular investments of the Fund, such as Investment Pools, would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of investments at unfavorable times or prices in order to satisfy its obligations.

▪	Management Risk. The investment processes used by the Adviser or the subadviser could fail to achieve the Fund’s investment objective or their judgment may prove to be incorrect or not produce the desired results and cause your investment to lose value.

Steben Managed Futures Strategy Fund | Summary Prospectus 5

▪	Market Disruption and Geopolitical Risk. Instability in the financial markets or in various countries or regions around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may result in a loss to your investment.

▪	Market Risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.

▪	New Fund Risk. The Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

▪	Non-Diversification Risk. Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

▪	Subsidiary Risk. The Fund’s investment in the Subsidiary exposes the Fund to the risks associated with the Subsidiary’s investments, which are generally the risks of futures-related investments. The Subsidiary is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. Although only up to 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

▪	Swap Risk. Swap agreements, including Swaps, are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money. Such fees are based on the notional amount of the investment.

▪	Tax Risk. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (IRS) has suspended the granting of private letter rulings confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. As a result, there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance | Because the Fund has not completed a full calendar year of operations, no performance information is available as of the date of the Prospectus. The Fund makes updated performance information available at the Fund's website (www.steben.com) or by calling Steben Managed Futures Strategy Fund at 855.775.5571.

Investment Adviser | Steben & Company, Inc. is the Fund’s investment adviser.

Subadviser | Principal Global Investors, LLC serves as the subadviser with respect to the fixed income assets of the Fund.

Steben Managed Futures Strategy Fund | Summary Prospectus 6

Portfolio Managers of Investment Adviser

Kenneth E. Steben Investment Committee Member	Since Fund Inception (2014)
Michael Bulley Investment Committee Member	Since Fund Inception (2014)
John Dolfin Investment Committee Member	Since Fund Inception (2014)
Basak Akiska Investment Committee Member	Since Fund Inception (2014)

Portfolio Managers of Subadviser

Timothy R. Warrick Portfolio Manager and Head of Credit Trading	Since Fund Inception (2014)
Tina Paris Portfolio Manager	Since Fund Inception (2014)
Tracy Reeg Portfolio Manager	Since Fund Inception (2014)

Purchase and Sale of Fund Shares | You may purchase, redeem, or exchange Class A, Class C, Class I and Class N shares of the Fund on any business day through your financial intermediary, by mail at Steben Managed Futures Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (855.775.5571).

The following shows the Fund’s investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares and Class C Shares	$2,500	$100
Class I Shares	$1,000,000	$25,000
Class N Shares	$2,500	$100

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information | The dividends you receive from the Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries | If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steben Managed Futures Strategy Fund | Summary Prospectus 7